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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES AND EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  October 2, 1995

                          NATIONAL AUTO CREDIT, INC.
            (Exact name of registrant as specified in its charter)

        Delaware                     1-11513                  34-1050582
(State of incorporation)           (Commission             (I.R.S. Employer
                                    File No.)              Identification No.)



                    30000 Aurora Road, Solon, Ohio  44139
            (Address of principal executive offices and zip code)


                                (216) 349-1000
             (Registrant's telephone number, including area code)



ITEM 5.  OTHER EVENTS.

On October 2, 1995, the Registrant completed the sale of its replacement auto rental business (the "Business") to Agency Rent A Car System, Inc., a subsidiary of Avis, Inc., pursuant to the Asset Purchase Agreement attached as
Exhibit 10(a) hereto. The sale was effective as of September 30, 1995, and was structured as a sale of certain assets of the Business and a lease of the Registrant's replacement auto fleet and certain other assets. Total consideration paid at the closing was approximately $20,350,000.


ITEM 7.  EXHIBITS.

See "Index to Exhibits".
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NATIONAL AUTO CREDIT, INC.


Date:   October 6, 1995                 By: /s/ Robert J. Bronchetti
      -------------------                   -------------------------
                                            Robert J. Bronchetti
                                            President and
                                            Chief Executive Officer
                                            and Director

                                        By: /s/ Davida S. Howard
                                            -------------------------
                                            Davida S. Howard
                                            Vice President-Finance and
                                            Controller (Principal Financial
                                            and Accounting Officer)
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                              INDEX OF EXHIBITS



Exhibit Number  Description
--------------  -----------
10(a) Asset Purchase Agreement dated August 23, 1995 with Agency Rent A Car System, Inc.